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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 3, 2003
                                                           ---------------


                             Chart Industries, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                         1-11442                     34-1712937
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(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)


          5885 Landerbrook Drive, Suite 150, Cleveland, Ohio      44124
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               (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:    (440) 753-1490
                                                    ----------------------


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)   Exhibits.

          99.1    Press Release, dated July 3, 2003.

Item 9.   Regulation FD Disclosure.

          On July 3, 2003, Chart Industries, Inc. issued a press release announcing that it has sold substantially all the assets of the Company's Greenville Tube operations to a financial buyer for an aggregate purchase price of $15.5 million, plus buyer's assumption of certain liabilities.

          Chart also announced that it has received from its senior lenders final approval of the previously announced agreement to further extend certain bank waivers and deferral of debt service payments until July 15, 2003.

          A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

                                       2

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHART INDUSTRIES, INC.


Date: July 3, 2003                     By: /s/ Michael F. Biehl
                                           -------------------------------------
                                           Michael F. Biehl
                                           Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX

          Exhibit              Description of Exhibit
          -------              ----------------------

          99.1           Press Release, dated July 3, 2003.

                                      E-1